                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT



 Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


    Date of  Report (date of earliest event reported):  December 19, 1996





                       CARRAMERICA REALTY CORPORATION
                     (formerly Carr Realty Corporation)
           (Exact name of registrant as specified in its charter)



Maryland                                   1-11706                            52-1796339
(State or other jurisdiction               (Commission                       (IRS Employer
of incorporation)                          File No.)                         Identification No.)



            1700 Pennsylvania Avenue, N.W., Washington, D.C.  20006
                    (Address of principal executive offices)



      Registrant's telephone number, including area code:  (202) 624-7500

                                    FORM 8-K


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On December 19, 1996, CarrAmerica Realty Corporation acquired Unisys Center, a two building, approximately 387,000 square foot suburban office complex located in Lombard, Illinois, in the Oak Brook submarket of Chicago. The purchase price of $51.0 million was funded through a draw on the Company's line of credit. Unisys Center was acquired from HMS Office, L.P. , an unrelated third party.

         Because the aggregate book value of the two buildings that constitute Unisys Center are in excess of 10% of the Company's total assets as of December 31, 1995, additional information regarding Unisys Center is provided below. As of December 31, 1996, 96.7% of the rentable square feet of Unisys Center was leased. The Company has no immediate plans to renovate Unisys Center, other than for the routine maintenance of the properties, and believes the properties are adequately covered by insurance. Since the Company just acquired Unisys Center on December 19, 1996, the percent leased and average annualized rent per square foot for the past five years is not available.

         Three tenants in the two buildings constituting Unisys Center each occupy over 10% of the rentable square footage. Unisys, a defense contractor specializing in computer hardware, leases 78,375 square feet of office space (20.3% of the aggregate net rentable square feet) under a lease which expires in April 2000. In addition, Unisys is currently paying penalty rent of $19.50 per square foot per annum for 5,447 square feet of space they previously occupied on the 5th floor of Unisys I, and will continue to pay such penalty rent until February 1998. In accordance with a buy-out agreement between Unisys and the prior owner of the properties, on January 1, 1997, Unisys vacated 20,372 square feet of space in exchange for the payment of a lease termination fee of $470,000 and the payment of additional rent ($8.50 per square foot per annum in 1997) intended to compensate the Company for the differential in rent with the new lessee of this 20,372 square feet. Unisys's aggregate current rent per square foot per annum is $30.66. Unisys has certain rights to take expansion space at its current lease rate. The Company has certain rights to any space Unisys may choose to sublet.

         PNC Mortgage Corporation of America, a financial institution, leases an aggregate of 62,795 square feet of office space (16.2% of the aggregate net rentable square feet) under two leases: 53,330 square feet (13.8% of the aggregate net rentable square feet) under a lease which expires in February 1998 and 9,465 square feet (2.4% of the aggregate net rentable square feet) under a sublease which expires in October 1997. PNC Mortgage has an option to renew its sublease with respect to 9,465 square feet for an additional five years at the then-prevailing market rental rate. PNC Mortgage has certain rights of first refusal with respect to additional space at Unisys Center under its primary lease and its sublease. With respect to 53,330 square feet, PNC Mortgage's rent per square foot per annum is $7.50
(triple net).   Under its sublease of 9,465 square feet, PNC Mortgage's rent per square foot per annum is $9.57 (triple net). PNC Mortgage has agreed to lease 59,348 square feet of space commencing in March 1998 for a five year term at a rental rate per square foot per annum of $14.50 (triple net). PNC Mortgage has the right to extend the term of its lease for 5 years at then-prevailing market rental rates, subject thereafter to annual escalations of 3%.

         Sears Logistics Services, Inc., a trucking company, leases 51,970 square feet of office space (13.4% of the aggregate net rentable square feet) under a lease which expires in December 1997. Sears' rent per square foot per annum is $22.46. The HUB Group has entered into an agreement to lease 42,164 square feet of the space which will become vacant at the expiration of Sears' lease (10.9% of the aggregate net rentable square feet) commencing in January 1998 for a 5 year term at a rental rate per square foot per annum of $12.00.

         The following table sets out a schedule of aggregate lease expirations for the two buildings that constitute Unisys Center for leases in effect as of January 1, 1997, assuming no tenants exercise any of their renewal rights or termination options, for each of the ten years beginning with 1997 and thereafter:

                                                                                              Percentage
                                                                                              Total Leased
                              Number of         Net Rentable             Annual              Square Footage
                            Tenants with      Area Subject to        Base Rent Under         Represented by
         Year of Lease        Expiring        Expiring Leases      Expiring Lease (1)       Expiring Leases
           Expiration          Leases          (square feet)         (in thousands)               (2)
       ----------------   ----------------  -------------------  ---------------------  ---------------------
         1997                   13                  88,517              $1,520                   25.4%
         1998                    4                  62,423                 500                   17.9
         1999                    5                  20,905                 187                    6.0
         2000                    6                 110,796               2,670                   31.8
         2001                    3                  23,426                 262                    6.7
         2002                    1                  21,054                 289                    6.1
         2003                    0                      --
         2004                    0
         2005                    1                  21,054                 249                    6.1
         2006                    0
         and
         thereafter

(1)      Excludes operating expense recoveries

(2) Excludes 38,442 square feet of vacant and uncommitted space as of January 1, 1997.

         The aggregate tax basis of depreciable real property for Unisys Center is $44,625,000. Depreciation is computed on the Modified Accelerated Cost Recovery System (MACRS) method over 39 years for Federal income tax purposes. No depreciable personal property was acquired in connection with the acquisition of Unisys Center.

         The current realty tax rate for Unisys Center is $6.35 per $100 of assessed value. The total annual tax at this rate paid in 1996 was $695,460 at an assessed value of $11,065,908.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

         None.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial Statements.

                 On December 18, 1996, the Company filed a Current Report on Form 8-K with the Commission providing the historical financial statements relating to Unisys Center required by Item 7(a) of Form 8-K.

         (b)     Pro forma financial information.

                 Attached hereto as Exhibit 99.1 are a pro forma condensed consolidated balance sheet (unaudited) at September 30, 1996 and pro forma condensed consolidated statements of operations (unaudited) for the nine months ended September 30, 1996 and for the year ended December 31, 1995 relating to Unisys Center.

         (c)     Exhibits

                 Exhibit
                 Number
                 ------

                 10.1 Agreement of Purchase and Sale dated as of December 9, 1996 between CarrAmerica Realty Corporation and HMS Office, L.P. (Exhibits intentionally omitted).

                 99.1 Pro forma condensed consolidated balance sheet (unaudited) at September 30, 1996 and pro forma condensed consolidated statements of operations (unaudited) for the nine months ended September 30, 1996 relating to Unisys Center.

ITEM 8.          CHANGE IN FISCAL YEAR.

                 Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date: January 3, 1997



                                           CARRAMERICA REALTY CORPORATION



                                           By:     /s/ Brian K. Fields
                                                   ----------------------------
                                                   Brian K. Fields
                                                   Chief Financial Officer

                                 EXHIBIT INDEX



Exhibit
Number
------

10.1 Agreement of Purchase and Sale dated as of December 9, 1996 between CarrAmerica Realty Corporation and HMS Office, L.P. (Exhibits intentionally omitted).

99.1 Pro forma condensed consolidated balance sheet (unaudited) at September 30, 1996 and pro forma condensed consolidated statements of operations (unaudited) for the nine months ended September 30, 1996 and for the year ended December 31, 1995 relating to Unisys Center.